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                                                                     EXHIBIT 4.1

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       COMMON STOCK                                             COMMON STOCK
                                      JPS
          NUMBER                   PACKAGING                       SHARES
                             JPS PACKAGING COMPANY
INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP 46623H 10 2


     THIS CERTIFIES THAT


     is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                    OF THE PAR VALUE OF ONE CENT ($.01) OF

                             JPS PACKAGING COMPANY

     transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the transfer agent and registrar.

          Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.

          Dated:

     /s/ Thomas W. Van Dyke                            /s/ John T. Carper
           SECRETARY                                        PRESIDENT

                             JPS PACKAGING COMPANY
                                   DELAWARE
                              CORPORATE SEAL 1990


                             CERTIFICATE OF STOCK



                                    COUNTERSIGNED AND REGISTERED
                                                  UMB BANK, n.a.
                                                    TRANSFER AGENT AND REGISTRAR

                                    BY

                                                            AUTHORIZED SIGNATURE
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                             JPS PACKAGING COMPANY

     The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of the subsequent series.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -  as tenants in common           UNIF GIFT MIN ACT --
     TEN ENT  -  as tenants by the entireties   _______ as Custodian for _______
     JT TEN   -  as joint tenants with right    (Cust)                   (Minor)
                 of survivorship and not as        under Uniform Gifts to Minors
                 tenants in common                 Act _________________________
                                                              (State)

Additional abbreviations may also be used though not in the above list.

     For Value Received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                         POSTAL ZIP CODE, OF ASSIGNEE

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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------

                                       X
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                                                         (SIGNATURE)
                   NOTICE:
       THE SIGNATURE(S) TO THIS
       ASSIGNMENT MUST CORRESPOND WITH
       THE NAME(S) AS WRITTEN UPON THE
       FACE OF THE CERTIFICATE IN EVERY  ----
       PARTICULAR WITHOUT ALTERATION OR
       ENLARGEMENT OR ANY CHANGE
       WHATEVER.
                                       X
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                                                         (SIGNATURE)


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                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION AS
                                       DEFINED IN RULE 17Ad-15 UNDER THE
                                       SECURITIES EXCHANGE ACT OF 1934, AS
                                       AMENDED.
                                       -----------------------------------------
                                       SIGNATURE(S) GUARANTEED BY:



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